UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2014

ENZON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-12957 (Commission File Number)	22-2372868 (IRS Employer Identification No.)

20 Kingsbridge Road, Piscataway, New Jersey (Address of principal executive offices)	08854 (Zip Code)

(732) 980-4500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2014 annual meeting of stockholders of Enzon Pharmaceuticals, Inc. (the “Company”) was held on May 28, 2014. At the 2014 annual meeting of stockholders, the Company’s stockholders voted on the following matters as described in the Company’s proxy materials: (1) the election of three directors, each for a one-year term expiring at the Company’s next annual meeting of stockholders and until such director’s successor is elected and qualified, (2) the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 and (3) the approval, on an advisory basis, of the compensation of the Company’s named executive officers. A total of 39,040,607 shares of common stock were present or represented by proxy at the 2014 annual meeting of stockholders, representing approximately 88.5% of the total shares of common stock entitled to vote at the 2014 annual meeting of stockholders.

1.	Election of Directors – The Company’s stockholders elected each of the following individuals as a director for a one-year term expiring at the Company’s next annual meeting of stockholders and until such director’s successor is elected and qualified, as set forth below:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jonathan Christodoro	27,621,750	1,981,268	41,696	9,395,893
Odysseas Kostas	27,925,357	1,678,127	41,230	9,395,893
Jennifer I. McNealey	27,928,714	1,674,904	41,096	9,395,893

2.	Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 – This proposal was approved as set forth below:

Votes For	Votes Against	Abstentions
38,506,408	356,501	177,698

3.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers – This proposal was approved as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,911,546	696,653	36,515	9,395,893

Item 8.01. Other Events.

On May 28, 2014, the Company’s Board of Directors (the “Board”) re-appointed Jonathan Christodoro as Chairman of the Board.

On May 28, 2014, the Board re-appointed Jonathan Christodoro as Chairman of the Finance and Audit Committee and Odysseas Kostas and Jennifer I. McNealey as members of the Finance and Audit Committee.

On May 28, 2014, the Board re-appointed Jennifer I. McNealey as Chairwoman of the Compensation Committee and Jonathan Christodoro and Odysseas Kostas as members of the Compensation Committee.

On May 28, 2014, the Board re-appointed Odysseas Kostas as Chairman of the Governance and Nominating Committee and Jonathan Christodoro and Jennifer I. McNealey as members of the Governance and Nominating Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZON PHARMACEUTICALS, INC.
(Registrant)

Date: May 30, 2014	By:	/s/ George W. Hebard III
Name: George W. Hebard III
Title: Interim Principal Executive Officer, Interim Chief Operating Officer and Secretary